UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 1, 2015

Ladder Capital Corp
(Exact name of registrant as specified in its charter)

Delaware	001-36299	80-0925494
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
345 Park Avenue, 8th Floor New York, New York		10154 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: 212-715-3170

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 1, 2015, Ladder Capital Corp (“Ladder”) announced the declaration by its Board of Directors of a fourth quarter 2015 dividend of $1.45 per share of Class A common stock.  The dividend will be paid in a combination of cash and stock (as previously announced) on January 21, 2016 to stockholders of record as of the close of business on December 10, 2015.

A copy of Ladder’s press release announcing the fourth quarter 2015 dividend is attached hereto as Exhibit 99.1 and incorporated herein by reference.  A copy of Ladder’s presentation entitled “Q4 2015 Distribution Overview” is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release of Ladder Capital Corp dated December 1, 2015.

99.2	Presentation entitled “Q4 2015 Distribution Overview”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 1, 2015	LADDER CAPITAL CORP

	By:	/s/ Marc Fox
		Name:	Marc Fox
		Title:	Chief Financial Officer